Changes in Accounting Principle (Details) (Change in methods of valuing prescription drug inventories, USD $) In Millions, except Per Share data, unless otherwise specified	1 Months Ended	12 Months Ended
	Jan. 31, 2012	Dec. 31, 2012	Jan. 02, 2012
Change in methods of valuing prescription drug inventories
Effect of changes in accounting principle
Percentage of consolidated inventories affected by change in accounting principle			51.00%
Decrease in inventories	$ 146
Increase in current deferred income tax assets	57
Decrease in retained earnings	89
Increase in net income		19
Increase in basic earnings per common share		$ 0.01
Increase in income from continuing operations		$ 19
Increase in diluted earnings per common share		$ 0.01